Telanetix Inc.

(OTC BB: TNXI)

Corporate Presentation
October 2010

Safe Harbor Statement

This presentation includes forward-looking statements regarding Telanetix's business, financial condition, products, competition, technology, customers and prospects that are subject to various risks and uncertainties that may cause actual results to differ materially from those referred to in the forward-looking statements.

The forward-looking statements made in this presentation are based on information known to us today and we do not undertake any obligation to update them.

We refer you to Telanetix's periodic filings with the Securities and Exchange Commission, including our most recent Form 10-K and Form 10-Q. These documents describe important risk factors that could cause actual results to differ materially from those contained in our projections and other forward-looking statements.

Telanetix

EBITDA Definition

References to EBITDA in this presentation are to adjusted EBITDA which is defined as earnings or loss before interest, income taxes, depreciation and amortization, as further adjusted for non-cash items including stock-based and warrant compensation, charges related to changes in fair market value of warrant and beneficial conversion feature liabilities. EBITDA is a non-GAAP financial measure and can be reconciled to Net Income for each period as follows:

	Net Profit (Loss)
add	*Depreciation and Amortization of intangible assets*
add	*Interest expense*
add	*Adjustments for non-cash expenses*
add/subtract	*Change in fair value of derivative liabilities*
add	*Stock based compensation expense*
equals	*EBITDA*

Management believes certain non-GAAP measures provide relevant and meaningful measures by which investors may evaluate the business.

Telanetix

Our Mission

Telanetix will achieve profitable growth by delivering innovative VoIP communication solutions to our business customers and partners with quality and service that exceed customer expectations

Telanetix

The Business

- Delivering telecom in a “Software as a Service” model
- Targeting the small to med size business market
- More than 80,000 lines in service to customers
- Generating approx. $29m and $1.2m in trailing revenue and EBITDA, respectively
- Proprietary software enables best in class services
- Strong value proposition: customers typically save 40-60% vs. legacy landline solutions
- Recurring service revenue model
- Business recapitalized in July 2010 resulting in clean cap structure, motivated employees, & working capital to grow
- Headquartered in Bellevue, Washington with 85 employees

The Turnaround

- **By the spring of 2008, Telanetix was in trouble…**
  - Recent acquisition of AccessLine
  - $29.6 million of debt
  - Faced with accelerating losses and no clear path to repayment, it was clear the Company had to restructure

- **In 2Q 08, AccessLine CEO became CEO of Telanetix. Restructuring process began:**
  - Evaluated and eventually spun out entire prior Telanetix video business & streamlined operations
  - Stopped losses and made business EBITDA positive starting Q4 2009
  - Grew core revenue 17% and 18% in 2009 and YTD 2010, respectively

The Turnaround Cap Structure

- **Hale Capital Partners recruited in July 2010 to complete the financial restructuring**
  - **Before**
    - $29.6m in debt
    - 11m outstanding warrants
    - 33m outstanding shares
  - **After**
    - $22.5m in debt converted to equity
    - $10.5m term debt (will be $7.5m post-Rights Offering), no converts and clear path to pay off
    - 345m shares outstanding
  - **Clean cap structure sets stage for shareholder value creation**

Telanetix

Recovery Metric – Reduce Expenses


Headcount
160
140
120
100
80
60
40
20
-
Qtr 3
Qtr 4
Qtr 1
Qtr 2
Qtr 3
Qtr 4
Qtr 1
Qtr 2
Qtr 3
2008
2009
2010

Telanetix Recovery Metric – Turnaround EBITDA



Trailing 4 Qtr EBITDA
$000
2008
Qtr 4
Qtr 1
Qtr 2
2009
Qtr 3
Qtr 4
Qtr 1
2010
Qtr 2
2,000
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)
(5,000)
Includes Video discontinued ops all qtrs

Recovery Metric - Grow Core Revenue



Voice Revenue
$000
Core
Legacy
7,000
6,000
5,000
4,000
3,000
2,000
1,000
Qtr 2
Qtr 3
Qtr 4
Qtr 1
Qtr 2
Qtr 3
Qtr 4
Qtr 1
Qtr 2
2008
2009
2010

Recovery Metric – Reduce Debt


$000
Debt (face value)
(rights offering reduces debt further $3m)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
Qtr 4
2008
Qtr 1
Qtr 2
Qtr 3
2009
Qtr 4
Qtr 1
Qtr 2
2010
Qtr 3

Telanetix

Steps Taken Since Recapitalization

- **Cash flow improvement initiatives completed:**
  - Board compensation slashed; Hale Capital designees formed new majority
  - Resources realigned to focus on profitable and growing services; focus narrowed
  - Redundant employees culled, resulting in annual run rate cash saving of $850k
  - New incentive plan to align management and shareholder incentives. Rewards based on quarterly progress against operational and financial milestones.
  - Development and Customer Support leadership changes

- **Revenue growth initiatives completed:**
  - Sales quotas increased
  - New indirect sales manager
  - Spending on channel to increase

Telanetix

Next Steps to Build Shareholder Value

- **Revenue growth initiatives**
  - Add new channels to award winning DPS services
  - Add new channels to sell SIP trunking services
- **Cash flow improvement initiatives**
  - Restructure customer support operations
  - Complete roll out of company wide reporting processes focused on fully burdened cash flow and profitability by service offering
  - Manage business for sustained positive cash flow
- **Shareholder value initiatives**
  - Rights offering targeted by January 2011. Backstopped by Hale Capital, the offering will convert $3 million of debt to equity
  - The Board will consider a reverse stock split post rights offering
  - IR program to re-introduce the company to Wall Street

Large Market Opportunity

Under-penetrated market

Advantages to VOIP Model

- Better features
- Lower cost
- Simple & easy to use


8x8, Inc.
cBeyond
Telanetix
at&t
verizon
$37 Billion
Qwest

- Traditional Hardware & Business Phone Service
- Hosted VoIP Solution

Business Voice Market

Over 25 Million Businesses in the U.S.


Number Of Businesses In Each Segment (US)
12,000
1000+
Large Business
2 Million
Remote Branch Offices
87,000
Mid-size Business
(100-999)
225,000
Small Business
(50-99)
7.9 Million
(5-49)
15 Million
SOHO
(<5)
Our Products
• SIP Trunking
• Individual Services
• DPS
• SIP Trunking
• Individual Services

$37 Billion in Communications in U.S.

Telanetix

Our Product Offerings


Phone Service That Fits Your Business
SIP Trunking:
Already have a phone system? SmartVoice can work with it and save you 50% off your phone bill!
LEARN MORE
Digital Phone Service:
Professional Phone System for just pennies a day! Phone System plus Digital Phone Service!
LEARN MORE
Individual Services:
Want just one feature? Buy just conferencing or fax, or choose from other single features.
LEARN MORE

- **The Best Fit**
  - works "with" existing voice solutions
  - Fortune 100 features
- **Easiest to Acquire, Implement & Use**
  - Technology design is premised on "ease of use"
- **Low Cost Provider Advantage**
  - Technology ownership – we provide applications (SaaS margins)

Telanetix

Our DPS Value Proposition

SMB example:
5 phones + 3 lines for 1 year



Traditional Business Voice

- **Hardware**
  - $1,500 upfront for business phone systems
- **Installer (Indep. Telco Agent)**
  - $1,000 upfront installation
  - $100 per year maintenance
- **Phone Service**
  - $70+ per line per month

Total cost = $5,020

Hosted VoIP Solutions

- **Telanetix Digital Phone Service**
  - Bundled package includes:
    - 5 business phones
    - 3 lines
    - No installation necessary
    - Full PBX feature set
    - Product support

Total cost = $2,160

57% COST SAVINGS

DPS Unit Economics

DPS 1 Unit Economics		
Costco Channel	**Yr 1**	**Yr 2**
Revenue	2,169	1,381
Cost of Sales		
Equipment/ship & misc	(761)	
Variable costs	(88)	(88)
Gross Margin $	1,320	1,293
Gross Margin %	60.8%	93.6%
Advertising & Comm	(921)	(69)
Cash Flow	399	1,224
Months to Payback	8	

Lead Generation



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Telanetix

Market Reach

Major Brand Names



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Telanetix

Sales Model

Proven & Leverageable

Bypass Traditional, Direct, and In-Store Distribution

- Go around the 10,000 independent Telco agents
- Avoid Direct Feet-on-the-Street Direct Costs
- Avoid Retail in-store inventory costs

We have proven a Lead Generation Model can Work – 3 key Q's

1) Can email/on-line campaigns generate sufficient calls?
   - Generating 50 - 150 calls per successful campaign
2) Can sales team close sale via phone only?
   - Close rate range from 10% - 25%
3) Can order be fulfilled quickly, simply, with satisfaction?
   - Pack and Ship 1-2 days
   - CORE Customer churn 2.4% in Q1 and 2.1% in Q2 of 2010

Financials

Telanetix

Recovery Metric - Grow Core Revenue



$000
Voice Revenue
Core
Legacy
7,000
6,000
5,000
4,000
3,000
2,000
1,000
Qtr 2
Qtr 3
Qtr 4
Qtr 1
Qtr 2
Qtr 3
Qtr 4
Qtr 1
Qtr 2
2008
2009
2010

EBITDA Positive


$000
TNXI EBITDA
Qtr 2
Qtr 3
Qtr 4
Qtr 1
Qtr 2
Qtr 3
Qtr 4
Qtr 1
Qtr 2
1,100
2008
2009
2010
600
100
(400)
(900)
(1,400)
Includes Video discontinued ops all qtrs

Industry Leading


Core Churn Rate %
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q1 09
Q2
Q3
Q4 09
Q1 10
Q2 10

Telanetix

Balance Sheet

Pro forma Post Recap

	Period ended June 30, 2010
Cash and Cash Equivalents	$2.9 M
Total Assets	$29.4 M
Total Long-Term Debt*	$3.1 M *face value of Term Debt (pre-rights offering) $10.5 M
Total Liabilities (excluding debt)	$7.5 M
Shareholder's Equity	$18.8 M

Investment Highlights

Telanetix's ongoing operational turnaround sets the stage for industry leading profitable growth as VOIP markets grow

- Grow core profits organically
- Develop and deliver new proprietary products
- Reduce product and operating costs
- Upgrade the organization's capabilities
- Deliver shareholder value